                                                                    EXHIBIT 99.8


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[265,815,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB1


                                   (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE


                                 APRIL 26, 2005


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

POOL INFO
---------
CONFORMING                                      85.09
NON CONFORMING                                  14.91
PREFUNDING (IF ANY)

NO OF LOANS                                      1570
AVERAGE LOAN SIZE                          173,163.48
WAC                                           6.70487
WA LTV                                          83.53
LTV RANGE                             22.73 to 100.00
WA COMBINED LTV                                 90.49
COMBINED LTV RANGE                    22.73 to 100.00
% FIRST LIEN                                   100.00
% OWNER OCC                                     89.50
% INVESTMENT                                     9.46
% SECOND HOMES                                   1.04
% PURCHASE                                      53.13
% CASH OUT                                      41.67
% FULL DOC                                      43.38
% FULL ALTERNATE DOC                             0.00
% LIMITED DOC                                    0.11
% STATED INCOME                                 56.23
% NO DOCUMENTATION                               0.28
WA FICO                                           686
FICO RANGE                  620 to 814
LTV INFO                   AVE FICO                      %
--------                   --------                     --
LTVS > 80%                                        701    43.04
LTVS > 90%                                        704    21.19
95.01-100%                                        708    10.35
90.01-95%                                         700    10.84
85.01-90%                                         700    15.86
80.01-85%                                         696     6.00
75.01-80%                                         675    45.80
70.01-75%                                         662     4.39
65.01-70%                                         668     1.89
60.01-65%                                         700     1.42
55.01-60%                                         663     1.02
50.01-55%                                         666     0.93
BELOW 50%                                         678     1.51
RISK TIERING
------------
RATE PREMIUM OVER 1.5%

AVERAGE SEASONED                                    4
SEASONING > 3M                                  66.35
DELINQUENT                 Up to 1.50%
PRODUCT TYPE
------------
FIXED RATE                                      20.38
FLOATING RATE                                   79.62
2/28 FLOAT                                      62.13
3/27 FLOAT                                      13.86
5/25 FLOAT                                       1.26
6M LIBOR                                        77.86
1YR LIBOR                                        1.76

1M LIBOR                                            0
1YR CMT                                             0
MTA
NEG AM %                                            0
TOTAL IO                                        31.97
2 YR IO                                         13.63
3 YR IO                                          0.79
5 YR IO                                         16.34
10 YR IO                                         1.21




LOAN SIZE                 AVE FICO                       %
---------                 --------                      --
LOANS < 100K                                      677     12.40
LOANS > 500K                                      703      4.10
LOANS > 800K              NA                               0.00
LOANS > 1M                NA                               0.00
LOANS > 2M                NA                               0.00
TOP LOAN                                          664      0.28         750,000
TOP 5 LOANS                                       683      1.28       3,468,919
TOP 10 LOANS                                      704      2.44       6,640,433




GEOGRAPHIC
----------
CALIFORNIA                                      25.67
NEVADA                                           3.98
NORTH CALIFORNIA                                12.44
SOUTH CALIFORNIA                                13.23
FLORIDA                                          3.04
GEORGIA                                          0.84
ILLINOIS                                        11.22
MICHIGAN                                         5.35
TEXAS                                            7.89
NEW YORK                                         2.71
NEW JERSEY                                       1.56
VIRGINIA                                         1.40
NORTH CAROLINA                                   0.33
SOUTH CAROLINA                                   0.26
OHIO                                             3.31
MASS                                             1.34
WASHINGTON STATE                                 3.31
ARIZONA                                          2.76




PROPERTY TYPE
-------------
SINGLE PROP                                     69.48
PUD                                             15.95
2-4 FAMILY                                       8.86
CONDO                                            4.76




FICO                      AVE LTV                        %
----                      -------                       --
FICO < 600                NA                               0.00
FICO < 680                                      80.85     49.51
601 TO 620                                     77.17%      0.52
621 TO 640                                     75.79%     12.93
641 TO 660                                     79.13%     13.11
661 TO 680                                     84.68%     23.58
681 TO 700                                     86.24%     18.88
701 TO 720                                     86.14%     11.84

721 TO 740                                       86.70%    7.75
741 TO 760                                       86.17%    5.48
761 TO 780                                       85.78%    3.94
781 TO 800                                       85.32%    1.59
801 PLUS                                         87.13%    0.37




DTI
---
AVERAGE DTI                                       40.88
40.01 TO 45%                                      28.08
45.01 TO 50%                                      28.87
50.01 TO 55%                                       5.34
55% PLUS                                           0.34